                   LETTER TO THE SHAREHOLDERS OF J.P. MORGAN
                     INSTITUTIONAL U.S. SMALL COMPANY FUND

July 1, 1999

Dear Shareholder:

The fiscal year ended May 31, 1999, proved to be another difficult period for small-cap stocks, as investors continued to prefer larger-cap U.S. stocks to small ones. During this time, the J.P. Morgan Institutional U.S. Small Company Fund posted a negative 10.79% return, falling short of the negative 2.69% return of the Russell 2000 Index and the negative 4.21% return of the Lipper Small-Cap Funds Average.

The fund's net asset value decreased to $11.98 at May 31, 1999, from $15.30 at May 31, 1998. During the year, the fund made distributions of approximately $0.08 per share from ordinary income, approximately $0.34 per share from short-term capital gains, and approximately $1.15 per share from long-term capital gains. On May 31, 1999, the net assets of the fund were approximately $345 million, while the assets of The U.S. Small Company Portfolio, in which the fund invests, amounted to approximately $532 million.

This report includes a discussion with Stephen J. Rich, a member of the portfolio management team for The U.S. Small Company Portfolio. In this interview, Steve talks about the events of the previous year that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 6

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on May 31, 1989*, would have grown to $2,826,826 on May 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $1,000,000 OVER 10 YEARS*
MAY 31, 1989 -- MAY 31, 1999

[GRAPH]

J.P. Morgan Institutional U.S. Small Company Fund                  $2,826,826
Lipper Small-Cap Funds Average                                     $3,630,007
Russell 2000 Index                                                 $3,005,966

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS THAT RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     -----------------------------------
                                                    THREE        SIX          ONE     THREE   FIVE     TEN
AS OF MAY 31, 1999                                  MONTHS       MONTHS       YEAR    YEARS   YEARS    YEARS*
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan Institutional U.S. Small Company Fund    7.93%        5.98%       -10.79%  6.45%   12.92%   10.95%
Russell 2000 Index**                                12.28%       11.03%        -2.69%  8.07%   13.60%   11.63%
Lipper Small-Cap Funds Average                      10.40%        9.41%        -4.21%  6.69%   14.06%   13.28%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan Institutional U.S. Small Company Fund   -4.86%       10.34%       -19.34%  8.10%   11.36%   12.03%
Russell 2000 Index**                                -5.42%       10.00%       -16.26%  7.72%   11.22%   11.46%
Lipper Small-Cap Funds Average                      -5.96%       12.51%       -15.48%  8.03%   12.11%   13.60%

* J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND'S RETURNS PRIOR TO NOVEMBER 4, 1993 (COMMENCEMENT OF OPERATIONS), INCLUDE HISTORICAL RETURNS OF J.P. MORGAN SMALL COMPANY FUND, WHICH HAD A HIGHER EXPENSE RATIO.

**THE RUSSELL 2000 IS AN UNMANAGED INDEX USED TO MEASURE THE AVERAGE STOCK PERFORMANCE OF U.S. SMALL-CAP STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with STEPHEN J. RICH, vice president, a member of the portfolio management team for The U.S. Small Company Portfolio. Steve joined Morgan in 1991, and has held positions in Morgan's structured equity and balanced/equity groups. He received an A.B. from Princeton University and an M.B.A. from New York University. This interview took place on June 11, 1999, and reflects Steve's views on that date.

HOW HAS THE U.S. EQUITY MARKET PERFORMED OVER THE PAST YEAR?

SJR: The tough times persisted for small-cap stocks for most of the period, as measured by the Russell 2000 Index, while the Dow and S&P 500 continued to surge ahead. Volatility, however, was a common trait among all the equity indices.

For much of the second half of 1998, and particularly in the summer, there was a flight to quality, as investors eschewed small-cap equities in favor of some of the largest-cap stocks the U.S. market had to offer. Large U.S. stocks were seen as a liquid and stable haven, shielding assets from the uncertainties shaking the global economy. Small-cap issues were punished for their perceived lack of quality and limited liquidity, regardless of their fundamentals.

In October of last year, the Federal Reserve lowered short-term interest rates in an attempt to stabilize the global economy. As investors' nerves began to steady, small caps began to bounce back, but a small number of larger-cap stocks continued to dominate the market. The strong U.S. economy was a big reason for the success of the equity market during this period, as it buoyed corporate profits of domestically focused companies in industries like automaking, homebuilding, and retailing. In the tech field, the emergence of e-commerce and a rash of Internet-related IPOs generated some excitement.

Although there have been hints of a general equity market broadening since the Russell 2000 Index hit its October 1998 lows, it really wasn't until mid-April that market leadership began to broaden in earnest and include stocks along the entire market-cap spectrum. Signs of a bottoming in the global economy have helped companies in industries that would benefit from global growth, such as those in the energy and cyclical industrial sectors. Once all was said and done, the Russell 2000 finished the fiscal year lower, with those sectors in some way associated with the Internet -- such as technology, software, and communications -- performing less poorly than the others. Cyclical, value-oriented sectors such as energy, basic industry, and consumer cyclicals were the biggest laggards for the year.

The Federal Reserve was active over the past year. In the fall, the Fed eased rates in an attempt to settle world markets. In mid-May, the Fed, concerned over the continued strong pace of the domestic economy and the possibility of inflation, announced that its position on interest rates shifted to a tightening bias from a neutral one. As a result, the general equity market has again come under some pressure.

HOW DID THE FUND PERFORM DURING THE PERIOD?

SJR: The fund fell short of its benchmark for the period, returning negative 10.79% for the fiscal year ended May 31, compared with the Russell 2000's return of negative 2.69%. Obviously when the index suffered last summer, we did as well. When things began to turn around, it was the growth stocks that led the Russell out of its depths; since we had more of a value orientation, our rebound, though strong, was not as dramatic.

Another issue in our underperformance was our lack of exposure to some of the large Internet stocks in the Russell 2000. Since the composition of the index is adjusted only once a year, a strong rally in a Russell 2000 stock can raise its market cap well above the index's normal maximum of around $1.5 billion. Over the past year, we saw this happen with a number of Internet-related stocks that we felt were inappropriate for a small-cap portfolio such as ours owing to their valuation and size; as a result, these gains were lost on us.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

SJR: Like everyone else, we're excited about the investment possibilities in the technology sector due to the growth of the Internet. We think that a less risky way to take advantage of this trend is to invest in those companies that provide the infrastructure of the Internet rather than the "dot-coms" that are relying on advertising revenue for cash flow. In this realm, we've seen strong performance from Exodus Communications, SDL, and Concentric Network.

Exodus, the leader in high-end mission-critical Web site outsourcing, was the best performing stock in the portfolio; we sold our holding for a gain. Exodus has been helped by the boom in outsourcing of Web site management and the general growth in Internet traffic. SDL, a leading provider of high-powered semiconductor lasers, was another top performer. SDL's lasers are used to enhance the optical signal during long-haul terrestrial and undersea transmission of data. We feel the company is well positioned to take advantage of the growth in spending by communication companies as they build global communication networks. Concentric, a leading provider of IP network services for small to medium-sized companies, was also strong. Concentric offers services such as high-speed DSL access, Web hosting, e-commerce services, and Virtual Private Networks.

WHAT STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

SJR: Capital Re was a big disappointment. The shares of this reinsurance company had been steadily climbing for many years until the middle of last year, when the bottom dropped out. It had made its name underwriting municipal bonds, but management decided to expand beyond that niche into more risky areas. This backfired, as the company suffered a substantial loss from a reinsurance contract with MBIA. Moody's subsequently downgraded its rating on Capital Re's credit, citing concerns about the company's new business tack. Another blow to the company was the resignation of the CEO, under pressure from the board of directors. Late in May, ACE Limited reached an agreement to buy Capital Re.

The stock of Alterra Healthcare has been up and down over the past 12 months, and we think it can rebound from its most recent, and most precipitous, decline. The assisted-living company recently lowered its guidance for 1999 and 2000 earnings as a result of buying in joint ventures that it had been keeping off its balance sheet. Additionally, Alterra reported that its occupancy fill rate was coming in lower than expected. However, we consider Alterra a fundamentally strong company, and expect that its franchise and earnings should be driven by an aging U.S. population. Plus, this buying in of off-balance-sheet joint ventures should result in better earnings visibility going forward.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

SJR: The success of the small-cap area is dependent upon the general equity market remaining broad. Certainly, from a valuation standpoint, small-cap stocks are attractive relative to large caps. But we're reluctant to call for a reversal of the trend that has seen small caps underperform large caps every year since 1993 -- the longest and most intense period of underperformance ever seen by the small-cap market.

Since the underperformance of the small-cap market has been so severe, we think that a snapback -- when it happens -- is likely to happen very quickly. The liquidity that hurt the market as it was heading down should help it on the way back up. Plus, there's something to be said for being ahead of the curve in the small-cap market, because once things start moving up, it may be hard to get into a stock because of its limited liquidity.

And there are signs that a change may be in the offing. There has been a significant amount of merger and acquisition activity in the small-cap market, with larger companies swooping in and buying smaller ones; this has been prevalent in the utility, REIT, service, and tech industries. To us, this means that the larger companies are finding attractive values in the small-cap sector, which is a good sign that investors may begin to do the same.

From a sectoral standpoint, we believe opportunities will continue to exist in the communications arena. The services area also continues to hold our interest; we see investment possibilities among several education companies. We're warming up to the basic industry sector as well, namely chemicals, as the global economy begins to recover and commodity prices have started to firm.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional U.S. Small Company Fund seeks to provide a high total return from a portfolio of equity securities of small companies. The fund seeks to outperform the Russell 2000 Index. The fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/19/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/99
$344,776,323

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/99
$531,866,985

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
8/20/99, 12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO

The fund's current annualized expense ratio of 0.80% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-    TECHNOLOGY 18.8%

-    FINANCE 18.3%

-    CONSUMER GOODS
     & SERVICES 18.1%

-    HEALTHCARE 12.0%

-    INDUSTRIAL PRODUCTS
     & SERVICES 10.0%

-    BASIC INDUSTRIES 9.2%

-    ENERGY 3.6%

-    TELECOMMUNICATIONS 3.5%

-    UTILITIES 3.3%

-    TRANSPORTATION 2.6%

-    SHORT-TERM &
     OTHER INVESTMENTS 0.6%



LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
L-3 COMMUNICATIONS HOLDINGS, INC. (TECHNOLOGY)                  1.5%
MUELLER INDUSTRIES, INC. (BASIC INDUSTRIES)                     1.4%
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)                        1.4%
NATIONAL COMMERCE BANCORPORATION (FINANCE)                      1.4%
BANK UNITED CORP., CLASS A (FINANCE)                            1.3%
CINAR CORP., CLASS B                                            1.2%
     (CONSUMER GOODS & SERVICES)
GEON CO. (BASIC INDUSTRIES)                                     1.1%
POST PROPERTIES, INC. (FINANCE)                                 1.1%
SUNRISE ASSISTED LIVING, INC. (HEALTHCARE)                      1.0%
COOPER CAMERON CORP. (ENERGY)                                   1.0%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). Historically small-company stocks have been more volatile than large-company stocks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company Portfolio
  ("Portfolio"), at value                          $344,739,857
Receivable for Shares of Beneficial Interest Sold       121,932
Receivable for Expense Reimbursements                    24,480
Prepaid Trustees' Fees                                    1,914
Prepaid Expenses and Other Assets                         4,633
                                                   ------------
    Total Assets                                    344,892,816
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        30,119
Payable for Shares of Beneficial Interest
  Redeemed                                               13,289
Administrative Services Fee Payable                       7,775
Administration Fee Payable                                  454
Fund Services Fee Payable                                   317
Accrued Expenses                                         64,539
                                                   ------------
    Total Liabilities                                   116,493
                                                   ------------
                                                   ------------
NET ASSETS
Applicable to 28,776,490 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $344,776,323
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $11.98
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $352,169,721
Accumulated Net Realized Loss on Investment         (40,068,571)
Net Unrealized Appreciation of Investment            32,675,173
                                                   ------------
    Net Assets                                     $344,776,323
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income                                      $  4,189,578
Allocated Interest Income                                           622,872
Allocated Portfolio Expenses                                     (2,437,377)
                                                               ------------
    Net Investment Income Allocated from
      Portfolio                                                   2,375,073
FUND EXPENSES
Shareholder Servicing Fee                          $ 356,273
Administrative Services Fee                           97,116
Registration Fees                                     26,738
Transfer Agent Fees                                   23,975
Professional Fees                                     13,177
Printing Expenses                                     12,606
Fund Services Fee                                      8,809
Administration Fee                                     6,240
Trustees' Fees and Expenses                            3,741
Insurance Expense                                      1,771
Amortization of Organization Expenses                  1,337
Miscellaneous                                         21,866
                                                   ---------
    Total Fund Expenses                              573,649
Less: Reimbursement of Expenses                     (160,843)
                                                   ---------
NET FUND EXPENSES                                                   412,806
                                                               ------------
NET INVESTMENT INCOME                                             1,962,267
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     (39,569,548)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (14,775,646)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $(52,382,927)
                                                               ------------
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    1,962,267   $    2,425,478
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                      (39,569,548)     102,704,137
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                 (14,775,646)     (14,451,395)
                                                   --------------   --------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (52,382,927)      90,678,220
                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (2,077,609)      (2,161,246)
Net Realized Gain                                     (36,917,961)     (52,221,971)
                                                   --------------   --------------
    Total Distributions to Shareholders               (38,995,570)     (54,383,217)
                                                   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      214,714,113       77,945,664
Reinvestment of Dividends and Distributions            16,128,603       18,080,925
Cost of Shares of Beneficial Interest Redeemed       (215,100,689)    (113,705,828)
                                                   --------------   --------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    15,742,027      (17,679,239)
                                                   --------------   --------------
    Total Increase (Decrease) in Net Assets           (75,636,470)      18,615,764
NET ASSETS
Beginning of Fiscal Year                              420,412,793      401,797,029
                                                   --------------   --------------
End of Fiscal Year (including undistributed net
  investment income of $0 and $358,734,
  respectively)                                    $  344,776,323   $  420,412,793
                                                   --------------   --------------
                                                   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                            FOR THE FISCAL YEAR ENDED MAY 31,
                                                   ----------------------------------------------------
                                                     1999       1998       1997       1996       1995
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                 $  15.30   $  14.09   $  13.97   $  11.16   $  10.03
                                                   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.08       0.09       0.10       0.13       0.10
Net Realized and Unrealized Gain (Loss) on
  Investment                                          (1.83)      3.04       1.07       3.66       1.12
                                                   --------   --------   --------   --------   --------
Total from Investment Operations                      (1.75)      3.13       1.17       3.79       1.22
                                                   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.08)     (0.08)     (0.13)     (0.12)     (0.09)
Net Realized Gain                                     (1.49)     (1.84)     (0.92)     (0.86)        --
                                                   --------   --------   --------   --------   --------
Total Distributions to Shareholders                   (1.57)     (1.92)     (1.05)     (0.98)     (0.09)
                                                   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                       $  11.98   $  15.30   $  14.09   $  13.97   $  11.16
                                                   --------   --------   --------   --------   --------
                                                   --------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         (10.79%)    23.55%      9.44%     35.60%     12.26%
Net Assets, End of Year (in thousands)             $344,776   $420,413   $401,797   $291,931   $149,279
Ratios to Average Net Assets
  Net Expenses                                         0.80%      0.80%      0.80%      0.80%      0.80%
  Net Investment Income                                0.55%      0.55%      0.81%      1.20%      1.14%
  Expenses without Reimbursement and including
    Interest Expense                                   0.85%      0.85%      0.85%      0.83%      0.91%
  Interest Expense                                       --       0.00%(a)       --       --         --

------------------------
(a) Less than 0.01%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional U.S. Small Company Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The inception date of the fund is July 19, 1993, and the fund commenced investment operations on November 4, 1993 when the first public shareholder was admitted.

The fund invests all of its investable assets in The U.S. Small Company Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (65% at May 31,1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $49,795. These costs were deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   g) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1999 was to decrease undistributed net investment income by $243,392, increase accumulated net realized loss on investment by $179,502 and increase paid-in capital by $422,894. This adjustment is primarily attributable to reclassification of dividend income and tax return of capital. Net investment income, net realized gains and net assets were not affected by this change. In addition, a reclassification of approximately $12,588,511 was made by the fund to decrease paid-in capital and increase net unrealized appreciation of investments attributable to its allocation from the portfolio. Net assets were not affected by the reclassification.

   h) For federal income tax purposes, the fund had a capital loss carryforward at May 31, 1999 of $22,884,767, all of which expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   i) The fund incurred approximately $10,822,724 of capital losses in the period from November 1, 1998, to May 31, 1999. These losses were deferred for tax purposes until June 1, 1999.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted $6,240.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31,1999, the fee for these services amounted to $97,116.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.80% of the average daily net assets of the fund. This reimbursement arrangement can be changed or terminated at any time at the option of
       J.P. Morgan. For the fiscal year ended May 31, 1999, J.P. Morgan has agreed to reimburse the fund $160,843 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended May 31, 1999, the fee for these services amounted to $356,273.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $8,809 for the fiscal year ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,900.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
Shares sold......................................      17,760,637        5,152,049
Reinvestment of dividends and distributions......       1,433,027        1,256,335
Shares redeemed..................................     (17,891,323)      (7,445,429)
                                                   --------------   --------------
Net Increase (Decrease)..........................       1,302,341       (1,037,045)
                                                   --------------   --------------
                                                   --------------   --------------

From time to time, the fund may have a concentration of several shareholders which may include affiliates of J.P.Morgan holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional U.S. Small Company Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional U.S. Small Company Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

The U.S. Small Company Portfolio

Annual Report May 31, 1999

(The following pages should be read in conjunction with J.P. Morgan Institutional U.S. Small Company Fund
Annual Financial Statements)

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------
COMMON STOCKS (97.3%)
BASIC INDUSTRIES (9.0%)
CHEMICALS (4.8%)
Albemarle Corp...................................    233,500   $   5,239,156
Bush Boake Allen, Inc.+..........................    145,600       4,195,100
General Chemical Group, Inc......................    194,300         825,775
Geon Co..........................................    189,800       5,717,725
Georgia Gulf Corp................................    237,600       3,549,150
Minerals Technologies, Inc.......................     36,500       1,943,625
Wellman, Inc.....................................    297,000       4,046,625
                                                               -------------
                                                                  25,517,156
                                                               -------------
FOREST PRODUCTS & PAPER (1.7%)
Caraustar Industries, Inc........................    205,100       5,390,284
Universal Forest Products, Inc...................    190,600       3,442,712
                                                               -------------
                                                                   8,832,996
                                                               -------------

METALS & MINING (2.5%)
Commercial Metals Co.............................    114,500       2,683,594
Kennametal, Inc..................................     54,200       1,541,312
Mueller Industries, Inc.+........................    249,200       7,226,800
Schnitzer Steel Industries, Inc., Class A........    133,100       2,013,137
                                                               -------------
                                                                  13,464,843
                                                               -------------
  TOTAL BASIC INDUSTRIES.........................                 47,814,995
                                                               -------------

CONSUMER GOODS & SERVICES (17.7%)
AUTOMOTIVE (0.7%)
Amcast Industrial Corp...........................     82,600       1,388,712
Ducati Motor Holding (Spon. ADR)+................     15,700         471,000
Sonic Automotive, Inc.+..........................    136,300       1,771,900
                                                               -------------
                                                                   3,631,612
                                                               -------------
AUTOMOTIVE SUPPLIES (0.8%)
Dura Automotive Systems, Inc.+...................     48,200       1,427,925
Tower Automotive, Inc.+..........................    117,700       2,692,387
                                                               -------------
                                                                   4,120,312
                                                               -------------

BROADCASTING & PUBLISHING (1.5%)
Entercom Communications Corp.+...................     86,100       2,809,012
HA-LO Industries, Inc.+..........................    359,850       4,340,691
Radio One, Inc.+.................................     10,800         435,375
TV Guide, Inc., Class A+.........................     12,100         482,487
                                                               -------------
                                                                   8,067,565
                                                               -------------

              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------

BUSINESS & PUBLIC SERVICES (1.3%)
Kroll-O'Gara Co.+................................     89,300   $   1,794,372
Metzler Group, Inc.+.............................     39,100       1,286,634
Realty Information Group, Inc.+..................     52,400       1,894,587
Tetra Tech, Inc.+................................     89,900       1,910,375
                                                               -------------
                                                                   6,885,968
                                                               -------------

EDUCATION (0.9%)
Argosy Education Group, Inc., Class A+...........     57,400         498,662
Education Management Corp.+......................    195,600       3,502,462
ITT Educational Services, Inc.+..................     30,800         733,425
                                                               -------------
                                                                   4,734,549
                                                               -------------

ENTERTAINMENT, LEISURE & MEDIA (3.9%)
American Classic Voyages Co.+....................     57,000       1,001,062
Anchor Gaming+...................................     78,600       3,524,719
Cinar Corp., Class B+............................    266,000       6,334,125
Florida Panthers Holdings, Inc.+.................    149,000       1,620,375
Media Metrix, Inc.+..............................      5,200         247,650
MGM Grand, Inc.+.................................     81,400       3,418,800
Nielsen Media Research, Inc......................     51,000       1,364,250
Steiner Leisure Ltd.+(i).........................    116,425       3,339,942
                                                               -------------
                                                                  20,850,923
                                                               -------------

FOOD, BEVERAGES & TOBACCO (1.5%)
American Italian Pasta Co., Class A+.............     69,100       1,900,250
Beringer Wine Estates Holdings, Inc., Class B+...     47,900       1,950,428
Keebler Foods Co.+...............................    120,400       4,033,400
                                                               -------------
                                                                   7,884,078
                                                               -------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.8%)
Furniture Brands International, Inc.+............    106,600       2,585,050
Stanley Furniture Co., Inc.+.....................     80,900       1,688,787
                                                               -------------
                                                                   4,273,837
                                                               -------------

HOUSEHOLD PRODUCTS (0.1%)
Blyth Industries, Inc.+..........................     21,100         590,800
                                                               -------------

MISCELLANEOUS (0.3%)
Carriage Services, Inc.+.........................     26,300         434,863
WESCO International, Inc.+.......................     61,200       1,212,525
                                                               -------------
                                                                   1,647,388
                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------
RESTAURANTS & HOTELS (0.6%)
Extended Stay America, Inc.+.....................    121,200   $   1,287,750
Sun International Hotels Ltd.+(i)................     41,600       1,838,200
                                                               -------------
                                                                   3,125,950
                                                               -------------

RETAIL (5.3%)
Alloy Online, Inc.+..............................     35,200         427,900
Ames Department Stores, Inc.+....................    100,000       4,096,875
barnesandnoble.com, inc.+........................     36,600         849,806
DM Management Co.+...............................     32,500         523,047
eToys, Inc.+.....................................     21,700       1,313,528
Lithia Motors, Inc., Class A+....................     91,800       1,738,462
Pacific Sunwear of California, Inc.+.............     39,600       1,487,475
Quiksilver, Inc.+................................     43,150       1,229,775
Regis Corp.......................................     87,750       2,119,711
School Specialty, Inc.+..........................    188,200       2,805,356
Shoe Carnival, Inc.+.............................     41,800         676,637
ShopKo Stores, Inc.+.............................    148,400       5,268,200
The Finish Line, Inc., Class A+..................    155,500       1,904,875
Williams-Sonoma, Inc.+...........................     43,600       1,299,825
Zale Corp.+......................................     65,600       2,529,700
                                                               -------------
                                                                  28,271,172
                                                               -------------
  TOTAL CONSUMER GOODS & SERVICES................                 94,084,154
                                                               -------------

ENERGY (3.5%)
GAS EXPLORATION (1.4%)
Barrett Resources Corp.+.........................     21,000         710,062
Devon Energy Corp................................     98,800       3,433,300
Newfield Exploration Co.+........................    129,600       3,288,600
                                                               -------------
                                                                   7,431,962
                                                               -------------
OIL-SERVICES (2.1%)
Cooper Cameron Corp.+............................    149,200       5,399,175
ENSCO International, Inc.........................    103,900       1,844,225
National-Oilwell, Inc.+..........................    132,500       1,598,281
Smith International, Inc.+.......................     59,100       2,556,075
                                                               -------------
                                                                  11,397,756
                                                               -------------
  TOTAL ENERGY...................................                 18,829,718
                                                               -------------
FINANCE (17.9%)
BANKING (8.4%)
BancorpSouth, Inc................................     33,200         566,475
Bank United Corp., Class A.......................    160,200       6,643,294
Banknorth Group, Inc.............................    119,400       3,190,219
Colonial BancGroup, Inc..........................    241,800       3,113,175
Commercial Federal Corp..........................    139,049       3,172,055
Community First Bankshares, Inc..................    139,300       2,947,066
              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------
BANKING (CONTINUED)

FirstFed Financial Corp.+........................    145,200   $   2,740,650
Flagstar Bancorp, Inc............................     20,700         485,156
GBC Bancorp......................................    106,000       1,934,500
Hamilton Bancorp, Inc.+..........................     95,000       2,164,219
Hudson United Bancorp............................    135,240       4,141,725
National Commerce Bancorporation.................    302,400       7,078,050
Prime Bancshares, Inc............................     49,700         848,006
Republic Security Financial Corp.................    122,900       1,025,447
Sterling Bancshares, Inc.........................     11,800         148,237
Summit Bancshares, Inc...........................     31,000         563,812
Sun Bancorp, Inc.+...............................     55,572       1,104,493
Trustco Bank Corp................................     38,128       1,050,903
Westamerica Bancorporation.......................     49,200       1,700,475
                                                               -------------
                                                                  44,617,957
                                                               -------------

FINANCIAL SERVICES (3.1%)
Allied Capital Corp..............................    130,900       2,458,466
Creditrust Corp.+................................     30,100         707,350
Donaldson, Lufkin & Jenrette, Inc-DLJdirect+.....     15,600         643,500
Franchise Finance Corporation of America.........     53,100       1,307,587
Gabelli Asset Management, Inc., Class A+.........    103,000       1,718,812
Heller Financial, Inc............................     60,100       1,787,975
Intelligent Life Corp.+..........................     11,700         102,375
Litchfield Financial Corp........................    154,040       2,527,219
MicroFinancial, Inc..............................     42,200         511,675
NextCard, Inc.+..................................      9,100         271,578
Ocwen Financial Corp.+...........................    159,500       1,385,656
Willis Lease Finance Corp.+......................    198,200       3,220,750
                                                               -------------
                                                                  16,642,943
                                                               -------------

INSURANCE (2.6%)
Annuity and Life Re (Holdings), Ltd.(i)..........    136,100       3,513,081
Capital Re Corp..................................     36,300         592,144
E.W. Blanch Holdings, Inc........................     40,100       2,566,400
Fremont General Corp.............................    109,100       2,311,556
RenaissanceRe Holdings Ltd.+(i)..................    124,800       4,648,800
                                                               -------------
                                                                  13,631,981
                                                               -------------

REAL ESTATE INVESTMENT TRUSTS (3.8%)
Arden Realty, Inc................................    123,400       3,154,412
Burnham Pacific Properties, Inc..................    151,300       1,673,756
Cousins Properties, Inc..........................     94,800       3,288,375
Macerich Co......................................     79,200       2,093,850
Manufactured Home Communities, Inc...............     96,300       2,491,762

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Mills Corp.......................................     82,600   $   1,822,362
Post Properties, Inc.............................    134,700       5,640,563
                                                               -------------
                                                                  20,165,080
                                                               -------------
  TOTAL FINANCE..................................                 95,057,961
                                                               -------------
HEALTHCARE (11.8%)
BIOTECHNOLOGY (5.3%)
Affymetrix, Inc.+................................     69,400       2,433,338
Applied Analytical Industries, Inc.+.............    111,700       1,493,988
Human Genome Sciences, Inc.+.....................    170,300       7,184,531
IDEC Pharmaceuticals Corp.+......................     81,000       4,082,906
Inhale Therapeutics Systems+.....................     26,300         696,128
Millennium Pharmaceuticals, Inc.+................    141,300       5,342,906
MiniMed, Inc.+...................................     12,600         743,400
Novoste Corp.+...................................     57,100       1,457,834
Osteotech, Inc.+.................................     41,450       1,468,884
SangStat Medical Corp.+..........................    223,200       3,089,925
Trimeris, Inc.+..................................     23,200         313,925
                                                               -------------
                                                                  28,307,765
                                                               -------------

HEALTH SERVICES (3.6%)
Accredo Health, Inc.+............................      9,400         254,975
Alterra Healthcare Corp.+........................    317,829       3,893,405
IDX Systems Corp.+...............................    108,300       2,589,047
Lifeline Systems, Inc.+..........................      4,700          87,538
Mediconsult.com, Inc.+...........................     14,600         219,456
MedQuist, Inc.+..................................    126,700       4,632,469
OnHealth Network Co.+............................     15,900         180,863
Renal Care Group, Inc.+..........................     60,500       1,667,531
Sunrise Assisted Living, Inc.+...................    145,300       5,403,344
                                                               -------------
                                                                  18,928,628
                                                               -------------
MEDICAL SUPPLIES (2.1%)
CONMED Corp.+....................................    114,600       3,892,819
IDEXX Laboratories, Inc.+........................    107,700       2,739,619
Kensey Nash Corp.+...............................    178,200       1,759,725
ResMed, Inc.+....................................     52,000       1,454,375
Xomed Surgical Products, Inc.+...................     32,100       1,314,094
                                                               -------------
                                                                  11,160,632
                                                               -------------

PHARMACEUTICALS (0.8%)
Ligand Pharmaceuticals, Class B+.................    308,900       3,156,572
U.S. Bioscience, Inc.+...........................    122,800         990,075
                                                               -------------
                                                                   4,146,647
                                                               -------------
  TOTAL HEALTHCARE...............................                 62,543,672
                                                               -------------
              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------

INDUSTRIAL PRODUCTS & SERVICES (9.8%)
BUILDING MATERIALS (0.8%)
Comfort Systems USA, Inc.+.......................     84,500   $   1,330,875
Elcor Corp.......................................     35,900       1,449,463
Service Experts, Inc.+...........................     82,300       1,527,694
                                                               -------------
                                                                   4,308,032
                                                               -------------

CAPITAL GOODS (2.0%)
ABC Rail Products Corp.+.........................     81,000       1,182,094
Applied Power, Inc., Class A.....................    103,200       2,502,600
IDEX Corp........................................    120,800       3,389,950
Milacron, Inc....................................     90,700       1,933,044
Shaw Group, Inc.+................................    124,200       1,622,363
                                                               -------------
                                                                  10,630,051
                                                               -------------

COMMERCIAL SERVICES (1.6%)
@plan., Inc.+....................................      7,300          96,497
Central Parking Corp.............................     38,000       1,235,000
Newgen Results Corp.+............................     18,300         212,738
On Assignment, Inc.+.............................    119,500       3,092,063
Romac International, Inc.+.......................     75,900       1,093,434
Snyder Communications, Inc.+.....................     57,900       1,414,931
Source Information Management Co.+...............     98,400       1,482,150
                                                               -------------
                                                                   8,626,813
                                                               -------------

CONSTRUCTION & HOUSING (0.4%)
D.R. Horton, Inc.+...............................    131,400       2,233,800
                                                               -------------

DIVERSIFIED MANUFACTURING (0.8%)
Gentek, Inc......................................    194,300       2,525,900
Intermet Corp....................................    131,500       1,836,891
                                                               -------------
                                                                   4,362,791
                                                               -------------

MACHINERY (1.3%)
Manitowoc Co., Inc...............................     36,000       1,224,000
New Holland N.V.(i)..............................    146,300       2,185,356
Terex Corp.+.....................................    104,800       3,242,250
                                                               -------------
                                                                   6,651,606
                                                               -------------

MANUFACTURING (2.2%)
AptarGroup, Inc..................................     49,300       1,355,750
Herman Miller, Inc...............................     52,000       1,048,125
HON INDUSTRIES, Inc..............................     19,500         475,313
JAKKS Pacific, Inc.+.............................     30,800         851,813
Mettler-Toledo International, Inc................    159,200       3,940,200
MKS Instruments, Inc.+...........................    142,900       2,179,225
National R.V. Holdings, Inc.+....................     42,000       1,078,875

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------
MANUFACTURING (CONTINUED)
Rock of Ages Corp.+..............................     50,500   $     539,719
Steelcase, Inc., Class A.........................     19,600         358,925
                                                               -------------
                                                                  11,827,945
                                                               -------------

PACKAGING & CONTAINERS (0.7%)
Gaylord Container Corp., Class A+................    171,200       1,433,800
Ivex Packaging Corp.+............................    107,200       2,063,600
                                                               -------------
                                                                   3,497,400
                                                               -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                 52,138,438
                                                               -------------

TECHNOLOGY (18.5%)
AEROSPACE (1.6%)
Armor Holdings, Inc.+............................     85,300         890,319
L-3 Communications Holdings, Inc.+...............    153,800       7,574,650
                                                               -------------
                                                                   8,464,969
                                                               -------------

COMPUTER SOFTWARE (6.1%)
Acxiom Corp.+....................................     58,400       1,582,275
Aspect Development, Inc.+........................    104,400       1,481,175
BindView Development Corp.+......................     67,900       1,353,756
Concord Communications, Inc.+....................     98,800       4,421,300
Concur Technologies, Inc.+.......................     45,900       1,474,538
Excalibur Technologies Corp.+....................     56,900         803,713
I2 Technologies, Inc.+...........................     42,900       1,351,350
Inktomi Corp.+...................................     14,300       1,471,113
Legato Systems, Inc.+............................     38,500       2,106,672
Macromedia, Inc.+................................     22,600         866,569
MicroStrategy, Inc.+.............................    123,500       3,079,781
New Era of Networks, Inc.+.......................     66,800       2,976,775
Razorfish, Inc.+.................................     19,700         743,675
SalesLogix Corp.+................................     54,200         626,688
Sanchez Computer Associates, Inc.+...............     35,200       2,413,400
TenFold Corp.+...................................      3,600          97,538
Unify Corp.+.....................................    124,000       1,724,375
Wind River Systems, Inc.+........................    179,600       3,777,213
                                                               -------------
                                                                  32,351,906
                                                               -------------

COMPUTER SYSTEMS (1.0%)
Allaire Corp.+...................................     18,800       1,014,613
Brocade Communications Systems, Inc.+............      3,900         252,525
Equant NV-NY Registered Shares+(i)...............     43,300       3,591,194
Redback Networks, Inc.+..........................      4,600         504,275
                                                               -------------
                                                                   5,362,607
                                                               -------------
              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------

INFORMATION PROCESSING (5.7%)
24/7 Media, Inc.+................................     52,100   $   1,499,503
AppliedTheory Corp.+.............................      2,700          36,534
CAIS Internet, Inc.+.............................     15,000         195,938
CCC Information Services Group, Inc.+............     69,400         869,669
Computer Horizons Corp.+.........................     86,400       1,582,200
Covad Communications Group, Inc.+................     22,200       1,128,731
DoubleClick, Inc.+...............................      9,600         934,500
iVillage, Inc.+..................................     10,400         498,550
Mpath Interactive, Inc.+.........................     36,300         941,531
Multex.com, Inc.+................................     40,200       1,218,563
Net Perceptions, Inc.+...........................     55,100         929,813
NorthPoint Communications Group, Inc.+...........     18,900         801,478
pcOrder.com, Inc.+...............................     29,700       1,084,050
Pegasus Systems, Inc.+...........................     43,800       1,523,419
Profit Recovery Group International, Inc.+.......     77,300       2,845,606
Rhythms NetConnections, Inc.+....................     26,400       1,275,450
Scient Corp.+....................................      5,500         276,203
SoftNet Systems, Inc.+...........................     37,000         959,688
TheStreet.com, Inc.+.............................     15,200         544,350
TMP Worldwide, Inc.+.............................     35,900       1,752,369
USWeb Corp.+.....................................    120,100       3,051,291
Visual Networks, Inc.+...........................     75,500       2,224,891
WorldGate Communications, Inc.+..................     69,800       2,610,956
Xoom.com, Inc.+..................................     13,900         638,966
Ziff-Davis, Inc.+................................     42,200         880,925
                                                               -------------
                                                                  30,305,174
                                                               -------------

SEMICONDUCTORS (3.7%)
Applied Micro Circuits Corp.+....................     78,700       4,645,759
Applied Science and Technology, Inc.+............     94,100       1,343,866
ATMI, Inc.+......................................    176,400       3,869,775
Exar Corp.+......................................     86,800       1,817,375
hi / fn, inc.+...................................     34,800       2,012,963
Lam Research Corp.+..............................     46,400       1,286,150
Maker Communications, Inc.+......................     22,500         506,250
PLX Technology, Inc.+............................      9,100         164,938
SDL, Inc.+.......................................     43,500       4,042,781
                                                               -------------
                                                                  19,689,857
                                                               -------------

TELECOMMUNICATIONS-EQUIPMENT (0.4%)
ANTEC Corp.+.....................................     65,700       1,923,778
                                                               -------------
  TOTAL TECHNOLOGY...............................                 98,098,291
                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------
TELECOMMUNICATIONS (3.4%)
TELECOMMUNICATION SERVICES (3.4%)
Allegiance Telecom, Inc.+........................     85,500   $   3,160,828
American Mobile Satellite Corp.+.................     87,600       1,240,088
CapRock Communications Corp.+....................     74,700       1,676,081
Concentric Network Corp.+........................    132,600       4,288,781
Copper Mountain Networks, Inc.+..................      9,300         584,156
NEXTLINK Communications, Inc., Class A+..........     54,100       4,136,959
Teligent, Inc., Class A+.........................     65,500       3,205,406
                                                               -------------
  TOTAL TELECOMMUNICATIONS.......................                 18,292,299
                                                               -------------

TRANSPORTATION (2.4%)
AIRLINES (0.2%)
Alaska Air Group, Inc.+..........................     30,700       1,274,050
                                                               -------------
TRANSPORT & SERVICES (1.0%)
C.H. Robinson Worldwide, Inc.....................    134,800       4,347,300
Forward Air Corp.+...............................     39,400       1,074,881
                                                               -------------
                                                                   5,422,181
                                                               -------------
TRUCK & FREIGHT CARRIERS (1.2%)
American Freightways Corp.+......................     70,900       1,242,966
Werner Enterprises, Inc..........................    270,925       5,206,840
                                                               -------------
                                                                   6,449,806
                                                               -------------
  TOTAL TRANSPORTATION...........................                 13,146,037
                                                               -------------

UTILITIES (3.3%)
ELECTRIC (1.0%)
Cleco Corp.......................................    154,600       5,111,463
                                                               -------------

NATURAL GAS (1.4%)
Atmos Energy Corp................................    147,800       3,787,375
Wicor, Inc.......................................    141,800       3,615,900
                                                               -------------
                                                                   7,403,275
                                                               -------------
              SECURITY DESCRIPTION                  SHARES         VALUE
-------------------------------------------------  ---------   -------------

TELEPHONE (0.4%)
ITC DeltaCom, Inc.+..............................     92,000   $   2,190,750
                                                               -------------

WATER (0.5%)
E'Town Corp......................................     61,000       2,611,563
                                                               -------------
  TOTAL UTILITIES................................                 17,317,051
                                                               -------------
  TOTAL COMMON STOCKS (COST $464,824,834)........                517,322,616
                                                               -------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                   -------------------
SHORT-TERM INVESTMENTS (0.6%)
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%)
Student Loan Marketing Association 4.680%, due
  06/01/1999 (cost $3,275,000)...................  $         3,275,000       3,275,000
                                                                         -------------
TOTAL INVESTMENTS (COST $468,099,834) (97.9%).........................
                                                                           520,597,616
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)..........................
                                                                            11,269,369
                                                                         -------------
NET ASSETS (100.0%)...................................................   $ 531,866,985
                                                                         -------------
                                                                         -------------

------------------------------
Note: Based on the cost of investments of $478,359,265 for federal income tax purposes at May 31, 1999, the aggregate gross unrealized appreciation and depreciation was $71,025,085 and $28,786,734, respectively, resulting in net unrealized appreciation of $42,238,351.

+ Non-income producing security.

(i) Foreign security.

Spon. ADR - Sponsored American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $468,099,834 )          $520,597,616
Cash                                                      1,452
Receivable for Investments Sold                      14,247,926
Dividends and Interest Receivable                       288,632
Prepaid Trustees' Fees                                    2,571
Prepaid Expenses and Other Assets                         3,207
                                                   ------------
    Total Assets                                    535,141,404
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     2,920,819
Advisory Fee Payable                                    277,509
Custody Fee Payable                                      32,261
Administrative Services Fee Payable                      11,939
Administration Fee Payable                                  564
Fund Services Fee Payable                                   486
Accrued Expenses                                         30,841
                                                   ------------
    Total Liabilities                                 3,274,419
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $531,866,985
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                                 $  6,634,735
Interest Income                                                      984,355
                                                                ------------
    Investment Income                                              7,619,090
EXPENSES
Advisory Fee                                       $3,367,503
Custodian Fees and Expenses                           225,074
Administrative Services Fee                           153,123
Professional Fees and Expenses                         50,506
Fund Services Fee                                      13,942
Printing Expenses                                       8,666
Administration Fee                                      8,564
Trustees' Fees and Expenses                             7,720
Insurance Expense                                       1,856
                                                   ----------
    Total Expenses                                                 3,836,954
                                                                ------------
NET INVESTMENT INCOME                                              3,782,136
NET REALIZED LOSS ON INVESTMENTS                                 (62,700,742)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS                                                    (25,375,283)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(84,293,889)
                                                                ------------
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    3,782,136   $    7,007,518
Net Realized Gain (Loss) on Investments               (62,700,742)     248,748,288
Net Change in Unrealized Depreciation of
  Investments                                         (25,375,283)     (57,304,380)
                                                   --------------   --------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (84,293,889)     198,451,426
                                                   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         289,628,106      244,010,077
Withdrawals                                          (355,231,710)    (830,979,636)
                                                   --------------   --------------
    Net Decrease from Investors' Transactions         (65,603,604)    (586,969,559)
                                                   --------------   --------------
    Total Decrease in Net Assets                     (149,897,493)    (388,518,133)
NET ASSETS
Beginning of Fiscal Year                              681,764,478    1,070,282,611
                                                   --------------   --------------
End of Fiscal Year                                 $  531,866,985   $  681,764,478
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL YEAR ENDED MAY
                                                                 31,
                                                   --------------------------------
                                                   1999   1998   1997   1996   1995
                                                   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.68%  0.68%  0.68%  0.67%  0.71%
  Net Investment Income                            0.67%  0.68%  0.92%  1.33%  1.21%
Portfolio Turnover                                  104%    96%    98%    93%    75%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31,1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on July 19, 1993. The portfolio's investment objective is to provide a high total return from a portfolio of small company stocks. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) The portfolio's custodian or designated sub custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31,1999
--------------------------------------------------------------------------------

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.60% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc.("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the fiscal year ended May 31, 1999, such fees amounted to $3,367,503.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $8,564.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $153,123.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $13,942 for the fiscal year ended May 31, 1999.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31,1999
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the portfolio, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,900.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1999 were as follows:

COST OF               PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$562,002,476......  $611,017,357

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Small Company Portfolio (the "portfolio") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:

         INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     LARGE CAP GROWTH FUND: INSTITUTIONAL SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

         INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800)766-7722.
IM0474-I


J.P. MORGAN
INSTITUTIONAL
U.S. SMALL
COMPANY FUND





ANNUAL REPORT
MAY 31, 1999